Exhibit 10.48

AMENDMENT NO. 5

SAN DIEGO GAS & ELECTRIC COMPANY

NUCLEAR FACILITIES NONQUALIFIED

CPUC DECOMMISSIONING MASTER TRUST

AGREEMENT

FOR SAN ONOFRE NUCLEAR GENERATING STATIONS

WHEREAS, the California Public Utilities Commission, San Diego Gas & Electric Company, and Mellon Bank, N.A. (the "Parties") have executed the San Diego Gas & Electric Company Nuclear Facilities Nonqualified CPUC Decommissioning Master Trust Agreement for San Onofre Nuclear Generating Stations, as amended, (the "Master Trust Agreement") and the Parties desire to amend the Master Trust Agreement;

NOW, THEREFORE, the Master Trust Agreement is amended as provided herein below effective December 24, 2003.

The introductory text of Article II is amended to read as follows:

II

DISPOSITIVE PROVISIONS

After payment of the expenses described in Section 6.01 hereof, the Trustee shall distribute the Master Trust as provided in this Article II. Except for payments or disbursements made pursuant to Section 2.01 or as otherwise permitted under paragraph 50.82(a)(8) of Title 10 of the Code of Federal Regulations, no disbursement or payment may be made from the Master Trust until written notice of the intention to make disbursement or payment has been given to the Nuclear Regulatory Commission Director of the Office of Nuclear Regulation, or Director of the Office of Nuclear Material Safety and Safeguards, as applicable, at least 30 working days before the date of the intended disbursement or payment.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 5 effective December 24, 2003.

CALIFORNIA PUBLIC UTILITIES COMMISSION

By:_______________________________________

Title:_____________________________________

SAN DIEGO GAS & ELECTRIC COMPANY

By:_______________________________________ Attest: __________________

Title:______________________________________ Title: ___________________

MELLON BANK, N. A.

By:________________________________________ Attest: _________________

Title:______________________________________ Title: __________________